UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	December 2, 2021

Alfi, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40294	30-1107078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

429 Lenox Avenue, Suite 547
Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(305) 395-4520

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALF	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $4.57	ALFIW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Alfi, Inc. (the “Company”) is filing this Current Report on Form 8-K to report on the results of its previously disclosed independent internal investigation (the “Investigation”) and the remedial actions taken, or currently proposed to be taken, by the Company as a result thereof and to make disclosure about certain pending stockholder litigation.

Item 8.01	Other Items.

The Investigation

As previously disclosed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), on October 22, 2021, the Company’s Board of Directors (the “Board”) placed each of Paul Pereira, the Company’s then President and Chief Executive Officer, Dennis McIntosh, the Company’s then Chief Financial Officer and Treasurer, and Charles Pereira, the Company’s then Chief Technology Officer, on paid administrative leave and authorized the Investigation into certain corporate transactions and other matters.

Also as previously disclosed, since placing the former executives on leave, the Board has appointed: (i) James Lee as Chairman of the Board, replacing Mr. P. Pereira in such role; (ii) new management personnel, including Peter Bordes as Interim Chief Executive Officer, Louis Almerini as Interim Chief Financial Officer and David Gardner as Chief Technology Officer; (iii) two new independent directors to the Board, Allen Capsuto and Patrick Dolan; and (iv) Mr. Capsuto as Chair of the Audit Committee of the Board (the “Audit Committee”) and Mr. Dolan as a member of the Compensation Committee and the Nominating and Corporate Governance Committee of the Board. The Company also engaged Frazier & Deeter, LLC as the Company’s independent registered public accounting firm (“Frazier & Deeter”). Furthermore, Mr. P. Periera resigned as a director and from all positions he held with the Company, Mr. McIntosh resigned from all positons he held with the Company, and Mr. C. Pereira’s employment with the Company was terminated.

Conduct of the Investigation

The Investigation was conducted by a special committee of the Board (the “Special Committee”) consisting of Mr. Capsuto, the Audit Committee Chair, who was appointed to the Special Committee on November 8, 2021. The Special Committee retained outside legal counsel to assist in conducting the Investigation (“Committee Counsel”), and Committee Counsel retained additional advisors to provide forensic accounting services, computer forensics and e-discovery services and other legal services.

The investigatory phase of the Investigation has concluded. Committee Counsel, on behalf of the Special Committee, has reported the Investigation’s findings to the Board, the Division of Enforcement of the SEC, and The Nasdaq Stock Market (“Nasdaq”). The Company intends to continue to cooperate with the SEC and Nasdaq with respect to this matter. In addition, the Audit Committee Chair, with the assistance of Committee Counsel, has reported and discussed the Investigation’s findings with Frazier & Deeter.

Summary of Principal Findings of the Investigation

A summary of the principal findings which were determined, or in some cases confirmed, by the Investigation are set forth below.

Certain Corporate Transactions

The Investigation found that the Company’s former senior management caused the Company to enter into certain transactions and certain agreements that were not approved by the Board, some of which included the unauthorized issuance of the Company’s common stock (the “Common Stock”). These transactions and agreements are summarized below.

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The Company’s former senior management caused the Company to purchase a condominium in Miami Beach, Florida (the “Condominium”) for a purchase price of approximately $1.1 million without the Board’s knowledge or approval. In connection with the purchase, Mr. P. Pereira signed a certification filed with Miami-Dade County which incorrectly stated that the Board and the Company’s stockholders approved the purchase. Subsequently, the Condominium was transferred to a newly formed limited liability company (the “LLC”) controlled by Messrs. P. Pereira and McIntosh, without the Board’s knowledge or approval. During the Investigation Messrs. P. Pereira and McIntosh stated that the LLC was owned by the Company and was formed to serve as a special purpose entity in order to facilitate a loan for which the Condominium would serve as security; however, the Investigation found no documentary evidence with respect to the ownership of the LLC. The Company’s entry into the purchase contract for the Condominium was disclosed as a subsequent event in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 (the “Form 10-Q”), although at the time of filing the Form 10-Q the Company had already completed the purchase of the Condominium on August 12, 2021. The Condominium has been transferred back to the Company, and the Company has commenced the process of selling the Condominium.

The Company’s former senior management caused the Company to enter into an agreement to sponsor a sports tournament (the “Tournament”) for two years, for a $640,000 sponsorship fee, which the Company paid $320,000 in cash and $320,000 through the issuance of 31,638 shares of Common Stock. The sponsorship agreement was executed, and the cash fee paid and the shares of Common Stock issued, without the Board’s knowledge or approval. Mr. McIntosh signed a certification to the Company’s transfer agent which incorrectly stated that such issuance was authorized by the Board. The Company has since obtained, in connection with the Company’s termination of the sponsorship agreement, the return of the 31,683 shares of Common Stock. In addition, of the $320,000 in cash paid by the Company, $295,000 was converted to a charitable contribution and the remaining $25,000 was retained by the Tournament organizer.

The Company’s former senior management caused the Company to enter into agreements with three vendors: (i) an investor relations firm to provide investor relations and strategic consulting services and capital introductions (“Vendor 1”); (ii) a consultant to provide financial and business advice (“Vendor 2”); and (iii) a start-up call center to provide customer service, sales and onboarding services (“Vendor 3”). Under these agreements, the Company: (a) paid to Vendor 1 $808,000 (of which approximately $700,000 was in addition to amounts required under the agreement) and issued to Vendor 1 150,000 shares of Common Stock; and (b) issued to Vendor 2 150,000 shares of Common Stock, although the Investigation could not determine what, if any, services were provided by Vendor 2 to the Company. The shares of Common Stock were issued to Vendor 1 and Vendor 2 without the Board’s knowledge or approval. Mr. McIntosh signed certifications to the Company’s transfer agent which incorrectly stated that such issuances were authorized by the Board. Under the agreement with Vendor 3, the Company was to pay Vendor 3 for commission-based compensation (of which minimal commissions were earned or paid due to minimal sales) and to reimburse Vendor 3 for pre-approved costs or expenses. The Company paid to Vendor 3 $343,642, although the Investigation found no evidence that expenses were pre-approved by the Company.

Other Conduct

The Investigation found certain other conduct involving the Company’s former senior management as summarized below.

On June 22, 2021, Benzinga published an article based in part on an interview given by Mr. P. Pereira. The article stated, among other things, that the Company announced a $2 million buyback plan. The disclosure to Benzinga of a share repurchase program by the Company was made without the Board’s knowledge or approval. The Board subsequently approved a share repurchase program by the Company for up to $2.0 million of shares of Common Stock on June 23, 2021. In addition, Mr. P. Pereira gave an online interview to Benzinga on June 15, 2021, during which he stated that the Company had over 22,000 rideshare drivers “signed up”; however, the Investigation found that, at such time, such number of drivers had expressed interest in applying to secure contracts with the Company and, in June 2021, 1,253 drivers had contracts with the Company. Such statement was made without the Board’s knowledge or approval. The Company filed with the SEC on June 23, 2021, Current Reports on Form 8-K disclosing certain statements made in the Benzinga article and disclosing the Board’s authorization and approval of the share repurchase program. The share repurchase program was also disclosed in the Form 10-Q.

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Certain social media posts (since removed from the platform) were made from an account created on Mr. P. Pereira’s computer, using a user name that did not identify him or the Company and did not purport to be made by or on behalf of him or the Company. Certain of these posts touted the Company and its prospects, some of which posts the Investigation found included inaccurate statements regarding the Company. The social media posts were made from this account without the Board’s knowledge or approval. Mr. P. Pereira denied making the social media posts.

After being placed on leave and having been instructed at such time by the Company not to access its computer systems or platforms: (i) Mr. C. Pereira (a) took control of, and prevented the Company from administering, its Google Workspace (which includes the Company’s email accounts, calendars, contacts, chats and saved files) and its Amazon Web Services (which hosts tablet data and provides a platform for the Company’s software development), and (b) obtained from Google downloadable access to all data maintained in the Company’s Google Workspace; and (ii) Messrs. P. Pereira and McIntosh accessed and downloaded files from the Company’s Google Drive. The Company was able to continue its business because it was able to implement “workarounds” with respect to the Google Workspace and Amazon Web Service lockouts described above. Mr. C. Pereira’s interference with the Google Workspace hindered and delayed, and increased the expense to the Company of, the Investigation.

Internal Control Over Financial Reporting

The Investigation found the Company’s internal control over financial reporting to be deficient with respect to: (i) the disbursement process for third-party vendors; (ii) the review and approval process for significant vendor contracts; (iii) the use of Company credit cards by executives; (iv) the supervision and approval of travel and entertainment expenses incurred by executives; (v) the segregation of duties in connection with the payment and recording of invoices and related bank reconciliations; (vi) the lack of a sufficient accounting manual; and (vii) guidelines for the capitalization of fixed assets.

Sources and Uses

The Investigation confirmed that all cash amounts received by the Company from May 1, 2021, through November 1, 2021 (including proceeds from the Company’s initial public offering and related warrant exercises, revenues from operations and other cash receipts), have been accounted for in the Company’s books and records.

Recommendations

The findings of the Investigation included the following recommendations to enhance the Company’s internal control over financial reporting: (i) continue to maintain the proper “tone at the top” that was established by the Company’s new management after the Board placed Messrs. P. Pereira, McIntosh and C. Pereira on leave on October 22, 2021; (ii) continue to enhance controls for disbursements of funds for vendor invoices, including the development of tranches of spending limits based on the level of the employee authorizing an expenditure and a process to maintain adequate vendor files to document payments; (iii) establish segregation of duties across all aspects of the financial operations, including ensuring that persons authorizing disbursements and recording them in the general ledger are not also preparing the related bank reconciliations; (iv) establish a lockbox for customers to remit payments to the Company; (v) develop a comprehensive accounting manual addressing all aspects of the accounting function and the closing of the books in preparation of financial statements; (vi) continue to limit the use of corporate credit cards to a finite number of users and prohibit the Company’s direct payment of credit card invoices; (vii) maintain the newly established travel and entertainment policy requiring the submission of appropriate expense reports with supporting documentation and supervisory approval; (viii) perform a fixed asset audit and establish guidelines with respect to the future capitalization, maintenance and repair of such assets; (ix) establish a review and approval process for entering into significant vendor contracts, including those requiring the issuance of Common Stock; and (x) retain a consulting firm specializing in internal control implementation and design to assist the Company in enhancing its internal control over financial reporting.

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Remediation by the Company

During the pendency of the Investigation, the Company took steps to address the concerns regarding the Company’s former senior management and which address certain of the recommendations discussed above. Specifically, as noted above, the Board appointed a new Chairman of the Board, new management personnel and two new directors to serve on the Board, including a new Audit Committee Chair. In addition, Messrs. P. Pereira, McIntosh and C. Pereira no longer hold any positions with the Company. The Company also engaged Frazier & Deeter as the Company’s independent registered public accounting firm, and Frazier & Deeter has commenced its audit work.

The Company intends on implementing the recommended internal control enhancements discussed above to the extent it has not already done so. The Audit Committee has directed management to develop a detailed plan and timetable for such implementation. In that regard, the Company has: (i) performed the fixed asset audit, which was observed by Frazier & Deeter; (ii) developed and implemented a travel and entertainment policy; and (iii) commenced interviewing consulting firms specializing in internal control implementation and design to assist the Company in enhancing its internal control over financial reporting.

The Company’s management, under the supervision of the Audit Committee, is: (i) still in the process of evaluating the issues and findings identified in the Investigation and assessing the Company’s internal control over financial reporting, including whether any identified deficiencies constitute material weaknesses in internal controls, and (ii) considering whether any restatement or adjustment to the Company’s previously issued financial statements will be necessary. If it is determined that there are any material weaknesses in internal controls or that it will be necessary to restate or adjust the Company’s previously issued financial statements, then the Company intends to make disclosure thereof on a Current Report on Form 8-K.

Management believes the recommended enhancements to internal controls described above will remediate the identified internal control deficiencies and strengthen the Company’s internal control over financial reporting. The Company is committed to continuing to improve its internal control processes and to diligently review its financial reporting controls and procedures. As the Company continues to evaluate, and work to improve, its internal control over financial reporting, the Company may determine to take additional measures to address internal control deficiencies and weaknesses.

Litigation

On December 2, 2021, the Company and certain of its present and former officers and directors were named as defendants in a putative class action lawsuit styled Steppacher v. Alfi, Inc., et al., Case No. 1:21-cv-24232, brought in the United States District Court for the Southern District of Florida. On December 15, 2021, the Company, certain of its present and former officers and directors, and the underwriters in the Company’s initial public offering were named as defendants in a second putative class action styled Kleinschmidt v. Alfi, Inc., et al., Case No. 1:21-cv-24338, also brought in the United States District Court for the Southern District of Florida.

The complaints in both actions allege that the Company and other named defendants violated Sections 11 and 15 of the Securities Act of 1933, as amended, with respect to allegedly false and misleading statements included in the registration statement and prospectus supplements issued in connection with the Company’s initial public offering (the “Offering Documents”) in May 2021, and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 promulgated thereunder, by allegedly making false and materially misleading statements and failing to disclose material adverse facts in the Company’s public filings with the SEC.

Both complaints assert that the putative plaintiff class includes: (i) persons or entities, other than the defendants, who purchased or acquired the Common Stock or warrants to purchase the Common Stock pursuant and/or traceable to the Offering Documents; and (ii) persons or entities, other than the defendants, who purchased or acquired the Company’s securities between May 4, 2021, and November 15, 2021 (both dates inclusive). The plaintiffs seek unspecified compensatory damages, including interest, and costs and expenses, including attorney’s and expert fees.

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On February 3, 2022, the court consolidated the two actions under the caption Steppacher, Jr., et al. v. Alfi, Inc. et al., Case No. 21-cv-24232-KMW. Three putative stockholders (or groups of stockholders) have moved to be appointed as lead plaintiff. Those motions are pending, and the Court has not yet appointed a lead plaintiff. The Company intends to vigorously defend these actions.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this Current Report are forward-looking statements, including statements regarding the implementation or the intended implementation of the recommended internal control enhancements, the Company’s evaluation of the issues and findings identified in the Investigation, and the Company’s consideration of previously issued financial statements. Such forward looking statements may be identified by, among other things, the use of forward-looking terminology such as “believe,” “expect,” “may,” “could,” “would,” “plan,” “intend,” “estimate,” “predict,” “potential,” “continue,” “should” or “anticipate” or the negative thereof or other variations thereon or comparable terminology. Forward-looking statements are based on beliefs and assumptions by the Board and management, and on information currently available to the Board and management. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Potential consequences of the Investigation and the other matters discussed in this Current Report on Form 8-K include, but are not limited to: the possibility that the Nasdaq may delist the Company’s securities; the possibility that the SEC may bring an enforcement action against the Company; the possibility that the U.S. Department of Justice or other governmental authorities or regulators may commence, or have commenced, investigations into the facts underlying the Investigation; the consequences of any such investigations or actions, including the imposition of civil or criminal penalties; the risk that the Company may become subject to additional stockholder lawsuits; the impact on the Company’s previously issued financial statements; and the effect of the Investigation and such other matters on the Company’s conclusions regarding the effectiveness of internal control over financial reporting and disclosure controls and procedures and the Company’s ability to become current in its filings with the SEC. For additional factors that could cause results to differ materially from forward-looking statements contained in this Current Report on Form 8-K, see the Risk Factors section contained in the Company’s prospectus relating to its initial public offering, filed with the SEC. Copies of such filing are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date hereof, except as required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALFI, INC.

By:	/s/ Peter Bordes
Peter Bordes
Interim Chief Executive Officer

Date: February 23, 2022